SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 22, 2007
                        (Date of earliest event reported)


                               DIRECT INSITE CORP.
             (Exact Name of Registrant as Specified in its Charter)



    Delaware                       0-20660                        11-2895590
    ---------                      -------                        ----------
 (State or other                 (Commission                    (IRS Employer
 jurisdiction of                 File Number)                   Identification
 incorporation)                                                    Number)


                       80 Orville Drive, Bohemia, NY 11716
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (631) 873-2900
                                                           --------------


              ----------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers


     1. On August 22, 2007, the Board ratified and approved the Services Agreement with its Chairman and Chief Executive Officer, James A. Cannavino, for a term ending on December 31, 2010. The agreement calls for compensation of $20,000 per month (with a 10% increase on each annual anniversary subject to approval of the Company's Compensation Committee and based on performance of the Company), a one-time grant of 100,000 shares of restricted common stock and the granting of 10,000 shares of restricted common stock per month commencing with the execution of the Agreement and ending on December 1, 2010. The agreement further provides for: reimbursement of certain expenses; living and travel expenses approximating $11,000 per month; and certain severance benefits in the event of termination prior to the expiration date.


     2. On August 22, 2007, the Board ratified and approved an amendment to the Services Agreement with its Executive Vice President and Chief Operating Officer, Matthew E. Oakes, for a term ending on December 31, 2010. The agreement calls for compensation of $15,500 per month, a $25,000 cash bonus paid upon execution of the Agreement, and the granting of 5,000 shares of restricted common stock per month commencing on August 1, 2008 and ending on December 31, 2010. The agreement further provides for reimbursement of certain expenses and severance benefits in the event of termination prior to the expiration date.

     3. On August 22, 2007, the Board ratified and approved an amendment to the Services Agreement with its Executive Vice President and Chief Technology Officer, Arnold P. Leap, for a term ending on December 31, 2010. The agreement calls for compensation of $16,500 per month, a $25,000 cash bonus paid upon execution of the Agreement, and the granting of 5,000 shares of restricted common stock per month commencing on August 1, 2008 and ending on December 31, 2010. The agreement further provides for reimbursement of certain expenses and severance benefits in the event of termination prior to the expiration date.


Item 9.01 Financial Statements and Exhibits


     10.1 Services Agreement effective as of June 1, 2007 between Direct Insite Corp. and James A. Cannavino.


     10.2 Services Agreement  Amendment No. 1 dated June 1, 2007 between Matthew
          E. Oakes and Direct Insite Corp.

     10.3 Services  Agreement  Amendment No. 1 dated June 1, 2007 between Arnold
          P. Leap and Direct Insite Corp.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                DIRECT INSITE CORP.

                                By: /s/ Michael J. Beecher
                                    ----------------------
                                       Michael J. Beecher
                                    Chief Financial Officer



Dated:   September 26, 2007